UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

 RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
Ontario	001-36787	98-1206431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

130 King Street West, Suite 300		M5X 1E1
Toronto,	Ontario
(Address of Principal Executive Offices)		(Zip Code)

(905) 845-6511
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange
Toronto Stock Exchange
Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 23, 2023, Restaurant Brands International Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (i) elected the ten (10) directors specifically named in the Company’s management information circular and proxy statement (the “Proxy Statement”), each to serve until the close of the 2024 Annual Meeting of Shareholders or until his or her successor is elected or appointed, (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers, (iii) appointed KPMG LLP as the Company’s auditors to serve until the close of the 2024 Annual Meeting of Shareholders and authorized the Company’s directors to fix the auditors’ remuneration, (iv) approved the 2023 Omnibus Incentive Plan, (v) did not approve a shareholder proposal regarding the annual glidepath ESG disclosure, (vi) did not approve a shareholder proposal regarding the Company’s report on lobbying activities and expenditures, (vii) did not approve a shareholder proposal to report on the Company’s business strategy in the face of labour market pressure, and (vii) did not approve a shareholder proposal to report on the Company’s reduction of plastics use.

The voting results for each proposal are as follows:

Proposal 1: Election of the ten (10) directors specifically named in the Proxy Statement, each to serve until the close of the 2024 Annual Meeting of Shareholders or until his or her successor is elected or appointed:

Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstain	Broker Non-Votes
Alexandre Behring	347,230,379	40,972,013	474,920	6,330,218
Maximilien de Limburg Stirum	387,134,845	1,377,607	164,857	6,330,221
J. Patrick Doyle	383,126,156	5,489,485	61,674	6,330,215
Cristina Farjallat	382,110,204	6,506,472	60,637	6,330,217
Jordana Fribourg	359,240,989	29,061,333	374,986	6,330,222
Ali Hedayat	367,434,373	20,763,016	479,919	6,330,222
Marc Lemann	359,883,054	28,316,775	477,479	6,330,222
Jason Melbourne	379,363,666	9,148,536	165,112	6,330,216
Daniel S. Schwartz	386,405,131	2,105,362	166,824	6,330,213
Thecla Sweeney	387,671,634	836,724	168,953	6,330,219

Proposal 2: Approval, on a non-binding advisory basis, of the compensation paid by the Company to its named executive officers:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
289,628,220	98,927,166	121,918	6,330,226

Proposal 3: Appointment of KPMG LLP as the Company’s auditors to serve until the close of the 2024 Annual Meeting of Shareholders and authorization of the Company’s directors to fix the auditors’ remuneration:

Number of Votes For	Number of Votes Withheld	Broker Non-Votes
375,987,782	19,019,747	1

Proposal 4: Approval of the 2023 Omnibus Incentive Plan:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
362,771,736	25,758,905	146,669	6,330,220

Proposal 5: Consider a shareholder proposal regarding the annual glidepath ESG disclosure:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
12,042,855	376,387,904	246,543	6,330,228

Proposal 6: Consider a shareholder proposal regarding the Company’s report on lobbying activities and expenditures:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
95,061,901	289,985,711	3,629,689	6,330,229

Proposal 7: Consider a shareholder proposal to report on the Company’s business strategy in the face of labour market pressure:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
61,190,962	323,487,294	3,999,043	6,330,231

Proposal 8: Consider a shareholder proposal to report on the Company’s reduction of plastics use:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
141,863,130	243,149,518	3,664,655	6,330,227

Item 9.01     Financial Statements and Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: May 23, 2023	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary